Exhibit 33 a)
[JPMorganChase logo]
Management's Report on Assessment of Compliance with Applicable Servicing Criteria

Chase Home Finance LLC (the "Asserting Party") is responsible for assessing compliance as of December 31, 2006 and for the period from January 1, 2006 through December 31, 2006 (the "Reporting Period"), with the servicing criteria set forth in Title 17, Section 229.1122(d) of the Code of Federal Regulations (the "CFR"), excluding the inapplicable servicing criteria as set forth in Exhibit A hereto (such criteria, after giving effect to the exclusions identified on Exhibit A, the "Applicable Servicing Criteria"). This report covers the asset-backed securities transactions backed by subprime residential mortgages serviced on the Loan Servicing and Accounting Management
System I ("LSAMS I") where the related asset-backed securities were outstanding during the Reporting Period (the
"Platform").

The Asserting Party has engaged certain vendors (the "Vendors") to perform specific and limited activities or activities scripted by the Asserting Party as of and during the Reporting Period, and the Asserting Party elects to take responsibility for assessing compliance with the Applicable Servicing Criteria or portion of the servicing criteria applicable to such Vendors as set forth in Exhibit A hereto (such criteria, the "Applicable Vendor Servicing
Criteria").

The Asserting Party (i) has not identified and is not aware of any material instance of noncompliance by the Vendors with the Applicable Vendor Servicing Criteria and (ii) has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the Applicable Vendor Servicing Criteria as of
December 31, 2006 and for the Reporting Period.

The Asserting Party (i) has used the criteria set forth in 17 CFR 229.1122(d) to assess the compliance by the
Asserting Party with the Applicable Servicing Criteria for the Reporting Period and (ii) has concluded that the
Asserting Party has complied, in all material respects, with the Applicable Servicing Criteria as of December 31,
2006 and for the Reporting Period with respect to the Platform, taken as a whole.

PricewaterhouseCoopers LLP, an independent registered public accounting firm, has issued an attestation report for the Platform on our assessment of compliance with the Applicable Servicing Criteria as of December 31, 2006 and
for the Reporting Period as set forth in this report.

Chase Home Finance LLC

Signed: /s/ Kim Greaves
Signed: /s/ Jim Miller
Name: Kim Greaves Name: Jim Miller
Title: Senior Vice President Title: Senior Vice President
Date: 02/26/2007 Date: 02/26/2007
EXHIBIT A
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference Criteria
Performed
by Servicer
Performed
by
Vendor(s)
General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to
monitor any performance or other triggers
and events of default in accordance with the
transaction agreements.
X
1
1122(d)(1)(ii)
If any material servicing activities are
outsourced to third parties, policies and
procedures are instituted to monitor the
third party's performance and compliance
with such servicing activities.
X
1122(d)(1)(iii)
Any requirements in the transaction
agreements to maintain a back-up servicer
for the mortgage loans are maintained.
X
1122(d)(1)(iv)
A fidelity bond and errors and omissions
policy is in effect on the party participating
in the servicing function throughout the
reporting period in the amount of coverage
required by and otherwise in accordance
with the terms of the transaction
agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on mortgage loans are deposited
into the appropriate custodial bank accounts
and related bank clearing accounts no more
than two business days following receipt, or
such other number of days specified in the
transaction agreements.
X X
2
1122(d)(2)(ii)
Disbursements made via wire transfer on
behalf of an obligor or to an investor are
made only by authorized personnel.
X
1122(d)(2)(iii)
Advances of funds or guarantees regarding
collections, cash flows or distributions, and
any interest or other fees charged for such
advances, are made, reviewed and approved
as specified in the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction,
such as cash reserve accounts or accounts
established as a form of
overcollateralization, are separately
maintained (e.g., with respect to
commingling of cash) as set forth in the
transaction agreements.
X
1
The Asserting Party monitors events of default as obligated pursuant to the transactions agreements.
2
An affiliate vendor deposits funds from customer transactions to a lockbox clearing account.
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference Criteria
Performed
by Servicer
Performed
by
Vendor(s)
1122(d)(2)(v)
Each custodial account is maintained at a
federally insured depository institution as
set forth in the transaction agreements. For
purposes of this criterion, "federally insured
depository institution" with respect to a
foreign financial institution means a foreign
financial institution that meets the
requirements of Rule 13k-1(b)(1) of the
Securities Exchange Act.
X
1122(d)(2)(vi)
Unissued checks are safeguarded so as to
prevent unauthorized access.
X
1122(d)(2)(vii)
Reconciliations are prepared on a monthly
basis for all asset-backed securities related
bank accounts, including custodial accounts
and related bank clearing accounts. These
reconciliations are (A) mathematically
accurate; (B) prepared within 30 calendar
days after the bank statement cutoff date, or
such other number of days specified in the
transaction agreements; (C) reviewed and
approved by someone other than the person
who prepared the reconciliation; and (D)
contain explanations for reconciling items.
These reconciling items are resolved within
90 calendar days of their original
identification, or such other number of days
specified in the transaction agreements.
X X
3
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be
filed with the Commission, are maintained
in accordance with the transaction
agreements and applicable Commission
requirements. Specifically, such reports (A)
are prepared in accordance with timeframes
and other terms set forth in the transaction
agreements; (B) provide information
calculated in accordance with the terms
specified in the transaction agreements; (C)
are filed with the Commission as required
by its rules and regulations; and (D) agree
with investors' or the trustee's records as to
the total unpaid principal balance and
number of mortgage loans serviced by the
Servicer.
X
4
3
Two vendors prepare account reconciliations on disbursement clearing accounts.
4
The Attesting Party provides monthly pool accounting reports to the appropriate party pursuant to the transaction agreements.
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference Criteria
Performed
by Servicer
Performed
by
Vendor(s)
1122(d)(3)(ii)
Amounts due to investors are allocated and
remitted in accordance with timeframes,
distribution priority and other terms set
forth in the transaction agreements.
X
5
1122(d)(3)(iii)
Disbursements made to an investor are
posted within two business days to the
Servicer's investor records, or such other
number of days specified in the transaction
agreements.
X
6
1122(d)(3)(iv)
Amounts remitted to investors per the
investor reports agree with cancelled
checks, or other form of payment, or
custodial bank statements.
X
7
Pool Asset Administration
1122(d)(4)(i)
Collateral or security on mortgage loans is
maintained as required by the transaction
agreements or related mortgage loan
documents.
X
1122(d)(4)(ii)
Mortgage loan and related documents are
safeguarded as required by the transaction
agreements
X
1122(d)(4)(iii)
Any additions, removals or substitutions to
the asset pool are made, reviewed and
approved in accordance with any conditions
or requirements in the transaction
agreements.
X
1122(d)(4)(iv)
Payments on mortgage loans, including any
payoffs, made in accordance with the
related mortgage loan documents are posted
to the Servicer's obligor records maintained
no more than two business days after
receipt, or such other number of days
specified in the transaction agreements, and
allocated to principal, interest or other items
(e.g., escrow) in accordance with the related
mortgage loan documents.
X
1122(d)(4)(v)
The Servicer's records regarding the
mortgage loans agree with the Servicer's
records with respect to an obligor's unpaid
principal balance.
X
1122(d)(4)(vi)
Changes with respect to the terms or status
of an obligor's mortgage loans (e.g., loan
modifications or re-agings) are made,
X
5
The Attesting Party remits amounts to the appropriate party pursuant to the transaction agreements.
6
Disbursements made to the appropriate party pursuant to the transaction agreements are posted within two business days to the Attesting Party's records, or such other number of days specified in the transaction agreements.
7
The Attesting Party reconciles its records relating to disbursements made to the appropriate party pursuant to the transaction agreements.
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference Criteria
Performed
by Servicer
Performed
by
Vendor(s)
reviewed and approved by authorized
personnel in accordance with the
transaction agreements and related pool
asset documents.
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g.,
forbearance plans, modifications and deeds
in lieu of foreclosure, foreclosures and
repossessions, as applicable) are initiated,
conducted and concluded in accordance
with the timeframes or other requirements
established by the transaction agreements.
X
1122(d)(4)(viii)
Records documenting collection efforts are
maintained during the period a mortgage
loan is delinquent in accordance with the
transaction agreements. Such records are
maintained on at least a monthly basis, or
such other period specified in the
transaction agreements, and describe the
entity's activities in monitoring delinquent
mortgage loans including, for example,
phone calls, letters and payment
rescheduling plans in cases where
delinquency is deemed temporary (e.g.,
illness or unemployment).
X
1122(d)(4)(ix)
Adjustments to interest rates or rates of
return for mortgage loans with variable
rates are computed based on the related
mortgage loan documents.
X
1122(d)(4)(x)
Regarding any funds held in trust for an
obligor (such as escrow accounts): (A) such
funds are analyzed, in accordance with the
obligor's mortgage loan documents, on at
least an annual basis, or such other period
specified in the transaction agreements; (B)
interest on such funds is paid, or credited, to
obligors in accordance with applicable
mortgage loan documents and state laws;
and (C) such funds are returned to the
obligor within 30 calendar days of full
repayment of the related mortgage loans, or
such other number of days specified in the
transaction agreements.
X
1122(d)(4)(xi)
Payments made on behalf of an obligor
(such as tax or insurance payments) are
made on or before the related penalty or
expiration dates, as indicated on the
appropriate bills or notices for such
payments, provided that such support has
X X
8
8
Three vendors provide information used by the Asserting Party to pay taxes and insurance on behalf of obligors.
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference Criteria
Performed
by Servicer
Performed
by
Vendor(s)
been received by the servicer at least 30
calendar days prior to these dates, or such
other number of days specified in the
transaction agreements.
1122(d)(4)(xii)
Any late payment penalties in connection
with any payment to be made on behalf of
an obligor are paid from the servicer's
funds and not charged to the obligor, unless
the late payment was due to the obligor's
error or omission.
X
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor
are posted within t wo business days to the
obligor's records maintained by the
servicer, or such other number of days
specified in the transaction agreements.
X
1122(d)(4)(xiv)
Delinquencies, charge-offs and
uncollectible accounts are recognized and
recorded in accordance with the transaction
agreements.
X
1122(d)(4)(xv)
Any external enhancement or other support,
identified in Item 1114(a)(1) through (3) or
Item 1115 of Regulation AB, is maintained
as set forth in the transaction agreements.
X

Exhibit 33 b)

[JPMorganChase logo]

Management's Report on Assessment of Compliance with Applicable Servicing Criteria

J.P. Morgan Trust Company, National Association (the "Asserting Party") is responsible for assessing compliance as of September 30, 2006 and for the period from January 1, 2006 through September 30, 2006 (the "Reporting
Period"), with the servicing criteria set forth in Title 17, Section 229.1122 (d) of the Code of Federal Regulations
(the "CFR"), to the extent required by the related transaction agreements excluding the criteria set forth in 17 CFR
229.1122(d) (l)(i)-(iv), (2)(i)-(vii), (3)(i)-(iv), and (4)(iii)-(xv), which the Asserting Party has concluded are not applicable to the activities it performs with respect to the asset-backed securitization transactions covered by this report (such criteria, after giving effect to the exclusions identified above, the "Applicable Servicing Criteria"). This report covers the asset-backed securities transactions backed by residential mortgages and home equity loans, for which transactions the Asserting Party acts as Custodian, that were registered with the Securities and Exchange
Commission pursuant to the Securities Act of 1933, as amended, where the related asset-backed securities were issued during the Reporting Period (the "Platform"), as listed in Appendix A.

The Asserting Party has (i) used the criteria set forth in 17 CFR 229.1122(d) to assess the compliance by the
Asserting Party with the Applicable Servicing Criteria for the Reporting Period and (i) concluded that the Asserting
Party has complied, in all material respects, with the Applicable Servicing Criteria as of September 30, 2006 and for
the Reporting Period with respect to the Platform, taken as a whole

PricewaterhouseCoopers LLP, an independent registered public accounting firm, has issued an attestation report for the Platform, on our assessment of compliance with the Applicable Servicing Criteria as of September 30, 2006 and
for the Reporting Period as set forth in this report.

J.P. Morgan Trust Company, National Association, as Custodian

/s/ Kelly A. Mathieson
Kelly A. Mathieson, Managing Director
Date: March 1, 2007

Appendix A
Centex Home Equity Loan Trust 2006-A
CS Mortgage Pass-Through Series Trust 2006-CF1 Trust
GSAMP Trust 2006-HE1
GSAMP Trust 2006-HE3
GSAMP Trust 2006-HE4
GSAMP Trust 2006-HE5
GSA MP Trust 2006-S3
Home Equity Asset Trust 2006-1
Home Equity Asset Trust 2006-3
Home Equity Asset Trust 2006-4
Home Equity Asset Trust 2006-5
Home Equity Asset Trust 2006-6
Home Equity Mortgage Trust Series 2006-1
Home Equity Mortgage Series 2006-2
J.P. Morgan Mortgage Acquisition Corp. 2006-ACC1
J.P. Morgan Mortgage Acquisition Corp. 2006-CW1
J.P. Morgan Mortgage Acquisition Corp. 2006-CW2
J.P. Morgan Mortgage Acquisition Corp. 2006-FRE1
J.P. Morgan Mortgage Acquisition Corp. 2006-FRE2
J.P. Morgan Mortgage Acquisition Corp. 2006-HE1
J.P. Morgan Mortgage Acquisition Corp. 2006-HE2
J.P. Morgan Mortgage Acquisition Corp. 2006-NC1
J.P. Morgan Mortgage Acquisition Corp. 2006-NC2
J.P. Morgan Mortgage Acquisition Corp. 2006-RM1
J.P. Morgan Mortgage Acquisition Corp. 2006-WC3
J.P. Morgan Mortgage Acquisition Corp. 2006-WF1
J.P Morgan Mortgage Acquisition Corp. 2006-WMC1
J.P Morgan Mortgage Acquisition Corp. 2006-WMC2
Morgan Stanley Mortgage Loan Trust 2006-11
Morgan Stanley Mortgage Loan Trust 2006-1AR
Morgan Stanley Mortgage Loan Trust 2006-2
Morgan Stanley Mortgage Loan Trust 2006-3AR
Morgan Stanley Mortgage Loan Trust 2006-5AR
Morgan Stanley Mortgage Loan Trust 2006-6AR
Morgan Stanley Mortgage Loan Trust 2006-7
Morgan Stanley Mortgage Loan Trust 2006-8AR
Morgan Stanley Mortgage Loan Trust 2006-9AR
Nationstar Home Equity Loan Trust 2006-B
Opteum Mortgage Acceptance CORP Trust 2006-1
Opteuni Mortgage Acceptance CORP Trust 2006-2
Origen Manufactured Housing Contract Trust Collateralized Notes/Series 2006-A
Exhibit 33 c )

(JPMorganChase logo)
Management's Report on Assessment of Compliance with Applicable Servicing Criteria

JPMorgan Chase Bank, National Association (the "Asserting Party") is responsible for assessing compliance as of
December 31, 2006 and for the period from January 1, 2006 through December 31, 2006 (the "Reporting Period"), with the servicing criteria set forth in Title 17, Section 229.1122(d) of the Code of Federal Regulations (the "CFR"),
excluding the inapplicable servicing criteria as set forth in Exhibit A hereto (such criteria, after giving effect to the exclusions identified on Exhibit A, the "Applicable Servicing Criteria"). This report covers the asset-backed securities transactions backed by subprime residential mortgages serviced on the Loan Servicing and Accounting
Management System I ("LSAMS I") where the related asset-backed securities were outstanding during the
Reporting Period (the "Platform").

The Asserting Party (i) has used the criteria set forth in 17 CFR 229.1122(d) to assess the compliance by the
Asserting Party with the Applicable Servicing Criteria for the Reporting Period and (ii) has concluded that the
Asserting Party has complied, in all material respects, with the Applicable Servicing Criteria as of December 31,
2006 and for the Reporting Period with respect to the Platform, taken as a whole.

PricewaterhouseCoopers LLP, an independent registered public accounting firm, has issued an attestation report for the Platform on our assessment of compliance with the Applicable Servicing Criteria as of December 31, 2006 and
for the Reporting Period as set forth in this report.

JPMorgan Chase Bank, National Association

Signed: /s/ David Lowman
Name: David Lowman
Title: Executive Vice President
Date: 02/26/2007
EXHIBIT A
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING CRITERIA
Reference
Criteria
General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to monitor any
performance or other triggers and events of default in
accordance with the transaction agreements.
X
1
1122(d)(1)(ii)
If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
X
1122(d)(1)(iii)
Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
X
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and
otherwise in accordance with the terms of the transaction
agreements.
X
1
The Asserting Party monitors events of default as obligated pursuant to the transaction agreements.
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING CRITERIA
Reference
Criteria
Cash Collection and Administration
1122(d)(2)(i)
Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
X
1122(d)(2)(ii)
Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash
flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified
in the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a federally insured
depository institution as set forth in the transaction agreements.
For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of
Rule 13k-1(b)(1) of the Securities Exchange Act.
X
1122(d)(2)(vi)
Unissued checks are safeguarded so as to prevent unauthorized access.
X
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-
backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These
reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
agreements; (C) reviewed and approved by someone other than
the person who prepared the reconciliation; and (D) contain
explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction
agreements.
X
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the
Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.
Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction
agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and
regulations; and (D) agree with investors' or the trustee's
records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
X
1122(d)(3)(ii)
Amounts due to investors are allocated and remitted in
accordance with timeframes, distribution priority and other
terms set forth in the transaction agreements.
X
1122(d)(3)(iii)
Disbursements made to an investor are posted within two
business days to the Servicer's investor records, or such other number of days specified in the transaction agreements.
X
1122(d)(3)(iv)
Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
X
Pool Asset Administration
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING CRITERIA
Reference
Criteria
1122(d)(4)(i)
Collateral or security on mortgage loans is maintained as
required by the transaction agreements or related mortgage loan documents.
X
1122(d)(4)(ii)
Mortgage loan and related documents are safeguarded as
required by the transaction agreements
X
1122(d)(4)(iii)
Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any
conditions or requirements in the transaction agreements.
X
1122(d)(4)(iv)
Payments on mortgage loans, including any payoffs, made in
accordance with the related mortgage loan documents are
posted to the Servicer's obligor records maintained no more
than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
X
1122(d)(4)(v)
The Servicer's records regarding the mortgage loans agree with the Servicer's records with respect to an obligor's unpaid
principal balance.
X
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's
mortgage loans (e.g., loan modifications or re-agings) are
made, reviewed and approved by authorized personnel in
accordance with the transaction agreements and related pool
asset documents.
X
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and
concluded in accordance with the timeframes or other
requirements established by the transaction agreements.
X
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the
transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or
unemployment).
X
1122(d)(4)(ix)
Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related
mortgage loan documents.
X
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as
escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an
annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan
documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or
insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
X
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING CRITERIA
Reference
Criteria
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the
transaction agreements.
X
1122(d)(4)(xiv)
Delinquencies, charge-offs and uncollectible accounts are
recognized and recorded in accordance with the transaction
agreements.
X
1122(d)(4)(xv)
Any external enhancement or other support, identified in Item
1114(a)(1) through (3) or Item 1115 of Regulation AB, is
maintained as set forth in the transaction agreements.
X
Exhibit 33 d)
LaSalle Bank N.A.
135 South LaSalle Street
Suite 1625
Chicago, IL 60603
Global Securities and Trust Services
Management's Assertion on Compliance with Item 1122 Criteria
LaSalle Bank National Association (the "Asserting Party") is responsible for assessing its compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB (17 C.F.R, 229.1122(d)) as indicated on
Exhibit A annexed hereto entitled "1122 Servicing Criteria to be Addressed in Assessment of Compliance" (the
"Servicing Criteria").
The Asserting Party has assessed the effectiveness of its compliance with the applicable Servicing Criteria as of
December 31, 2006, and for the period of January 1, 2006 through December 31, 2006 (the "Reporting Period"). In making this assessment, the Asserting Party used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB.
Based on such assessment, the Asserting Party believes that, as of December 31, 2006 and for the Reporting Period, it has complied in all material respects with the servicing criteria set forth in Item 1122(d) of Regulation AB for the servicing activities it performs in the asset-backed securities transactions detailed on Exhibit B. For servicing criteria
1122(d)(3)(i)(A) and (B), this assertion covers only the information on the report to investors that is required by the respective transaction agreements.
Ernst and Young, an independent registered public accounting firm, has issued an attestation report with respect to the Asserting Party's assessment of compliance with the Servicing Criteria as of December 31, 2006 and for the
Reporting Period. The asset-backed securities transactions to which this assertion and the attestation report relate are listed on Exhibit B.
LaSalle Bank National Association
By: /s/ Barbara L. Marik
Name: Barbara L. Marik
Title: First Vice President
Date: February 28, 2007
Exhibit A
1122 Servicing Criteria
to be addressed in an Assessment of Compliance
Reg AB
Reference
Servicing Criteria
Servicing Criteria
Applicable to
LaSalle Bank
National Association
General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
X
1122(d)(1)(ii)
If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
X
1122(d)(1)(iii)
Any requirements in the transaction agreements to maintain a back-up servicer for the Pool Assets are maintained.
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
X
1122(d)(2)(ii)
Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
X
1122(d)(2)(vi) Unissued checks are safeguarded so as to prevent unauthorized access. X
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation;
and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
X
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable
Commission requirements. Specifically, such reports (A) are prepared in
X
accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the indenture trustee's records as to the total unpaid principal balance and number of Pool Assets serviced by the related Servicer.
1122(d)(3)(ii)
Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
X
1122(d)(3)(iii)
Disbursements made to an investor are posted within two business days to the related Servicer's investor records, or such other number of days specified in the transaction agreements.
X
1122(d)(3)(iv)
Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
X
Pool Asset Administration
1122(d)(4)(i)
Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.
X
1122(d)(4)(ii)
Pool assets and related documents are safeguarded as required by the transaction agreements
X
1122(d)(4)(iii)
Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
X
1122(d)(4)(iv)
Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the related Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.
1122(d)(4)(v)
The related Servicer's records regarding the pool assets agree with the related
Servicer's records with respect to an obligor's unpaid principal balance.
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
1122(d)(4)(ix)
Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts):
(A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws;
and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments)
are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the related Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.
1122(d)(4)(xiv)
Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
1122(d)(4)(xv)
Any external enhancement or other support, identified in Item 1114(a)(1)
through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
X
EXHIBIT B
2006 Transactions
Non-Specific
Transactions
Nominal Trustee
Transactions
Custodian Only Transactions Paying Agent Only
Transactions
ACE Series 2006-GP1 Bear Stearns Series 2006-
PWR11
Basic Asset Backed 2006-1 Washington Mutual
Series 2006-AR2
Banc of America Comm.
Mtge Series 2006-2
Bear Stearns Series 2006-
PWR12
Credit Suisse AB Series 2006-1 Washington Mutual
Series 2006-AR6
Banc of America Comm.
Mtge Series 2006-5
Bear Stearns Series 2006-
PWR13
Credit Suisse AB Series 2006-2 Washington Mutual
Series 2006-AR7
Bear Stearns Series
2006-AQ1
Bear Stearns Series 2006-
PWR14
Credit Suisse AB Series 2006-3 Washington Mutual
Series 2006-AR8
Bear Stearns Series
2006-EC1
Bear Stearns Series 2006-
TOP22
Credit Suisse AB Series 2006-4 Washington Mutual
Series 2006-AR9
Bear Stearns Series
2006-EC2
Bear Stearns Series 2006-
TOP24
Credit Suisse ARMT Series 2006-
1
Washington Mutual
Series 2006-AR10
Bear Stearns Series
2006-HE1
GSAA Home Equity Trust
2006-14
Credit Suisse ARMT Series 2006-
2
Washington Mutual
Series 2006-AR11
Bear Stearns Series
2006-HE2
GSAMP Series 2006-HE3 Credit Suisse ARMT Series 2006-
3
Washington Mutual
Series 2006-AR12
Bear Stearns Series
2006-HE3
GSAMP Series 2006-HE4 Credit Suisse HEMT Series 2006-1 Washington Mutual
Series 2006-AR13
Bear Stearns Series
2006-HE4
GSAMP Series 2006-HE5 Credit Suisse HEMT Series 2006-2 Washington Mutual
Series 2006-AR14
Bear Stearns Series
2006-HE5
GSAMP Series 2006-HE6 Credit Suisse HEMT Series 2006-3 Washington Mutual
Series 2006-AR15
Bear Stearns Series
2006-HE6
GSAMP Series 2006-HE7 Credit Suisse HEMT Series 2006-4 Washington Mutual
Series 2006-AR16
Bear Stearns Series
2006-HE7
GSAMP Series 2006-HE8 Credit Suisse HEMT Series 2006-5 Washington Mutual
Series 2006-AR17
Bear Stearns Series
2006-HE8
JP Morgan Series 2006-
LDP9
Credit Suisse HEMT Series 2006-6 Washington Mutual
Series 2006-AR18
Bear Stearns Series
2006-HE9
Morgan Stanley Series
2006-TOP21
Credit Suisse Series 2006-1 Washington Mutual
Series 2006-AR19
Bear Stearns Series
2006-HE10
Morgan Stanley Series
2006-TOP23
Credit Suisse Series 2006-2 Washington Mutual
Series 2006-HE1
Bear Stearns Series
2006-PC1
Morgan Stanley Capital I
Series 2006-HQ10
Credit Suisse Series 2006-3 Washington Mutual
Series 2006-HE2
Bear Stearns ABS Series
2006-1
Morgan Stanley Mtg Loan
Trust Series 2006-16ARX
Credit Suisse Series 2006-4 Washington Mutual
Series 2006-HE3
Bear Stearns Mortgage
Funding Series 2006-
SL1
Morgan Stanley Mtg Loan
Trust Series 2006-1AR
Credit Suisse Series 2006-5 Washington Mutual
Series 2006-HE4
Bear Stearns Mortgage
Funding Series 2006-
SL2
Morgan Stanley Mtg Loan
Trust Series 2006-3AR
Credit Suisse Series 2006-6 Washington Mutual
Series 2006-HE5
Bear Stearns Mortgage
Funding Series 2006-
SL3
Morgan Stanley Mtg Loan
Trust Series 2006-5AR
Credit Suisse Series 2006-7 Washington Mutual
WMALT 2006-AR1
Bear Stearns Mortgage
Funding Series 2006-
SL4
Morgan Stanley Mtg Loan
Trust Series 2006-6AR
Credit Suisse Series 2006-8 Washington Mutual
WMALT 2006-AR2
Bear Stearns Mortgage Morgan Stanley Mtg Loan Credit Suisse Series 2006-9 Washington Mutual
Funding Series 2006-
SL5
Trust Series 2006-8AR WMALT 2006-AR3
Bear Stearns Mortgage
Funding Series 2006-
SL6
Morgan Stanley Mtg Loan
Trust Series 2006-9AR
Credit Suisse HEAT Series 2006-1 Washington Mutual
WMALT 2006-AR4
C-BASS Series 2006-
CB7
Morgan Stanley Mtg Loan
Trust Series 2006-2
Credit Suisse HEAT Series 2006-3 Washington Mutual
WMALT 2006-AR5
C-BASS Series 2006-
CB9
Morgan Stanley Mtg Loan
Trust Series 2006-7
Credit Suisse HEAT Series 2006-4 Washington Mutual
WMALT 2006-AR6
Citigroup Commercial
Mortgage Trust Series
2006-C4
Morgan Stanley Mtg Loan
Trust Series 2006-11
Credit Suisse HEAT Series 2006-5 Washington Mutual
WMALT 2006-AR7
Citigroup Commercial
Mortgage Trust Series
2006-C5
Morgan Stanley Mtg Loan
Trust Series 2006-12XS
Credit Suisse HEAT Series 2006-6 Washington Mutual
WMALT 2006-AR8
CD 2006-CD3 Mortgage
Trust
Morgan Stanley Mtg Loan
Trust Series 2006-13ARX
Credit Suisse HEAT Series 2006-7 Washington Mutual
WMALT 2006-AR9
COMM Series 2006-C8 Morgan Stanley Mtg Loan
Trust Series 2006-15XS
Credit Suisse HEAT Series 2006-8 Washington Mutual
WMALT 2006-
AR10
CSFB Co mmercial Mtg.
Trust Series 2006-C4
Morgan Stanley Mtg Loan
Trust Series 2006-17XS
Lehman Mortgage Trust Series
2006-1
Washington Mutual
WMALT 2006-1
First Franklin MLT
Series 2006-FF18
Thornburg Mtg Securities
Trust Series 2006-1
Lehman Mortgage Trust Series
2006-4
Washington Mutual
WMALT 2006-2
Greenwich Capital
Series 2006-GG7
Thornburg Mtg Securities
Trust Series 2006-2
Lehman Mortgage Trust Series
2006-5
Washington Mutual
WMALT 2006-3
GE Capital Comm Mtg.
Corp. Series 2006-C1
Thornburg Mtg Securities
Trust Series 2006-3
Lehman Mortgage Trust Series
2006-6
Washington Mutual
WMALT 2006-4
JP Morgan Series 2006-
CIBC14
Thornburg Mtg Securities
Trust Series 2006-4
Lehman Mortgage Trust Series
2006-7
Washington Mutual
WMALT 2006-5
JP Morgan Series 2006-
CIBC15
Thornburg Mtg Securities
Trust Series 2006-5
Lehman Mortgage Trust Series
2006-8
Washington Mutual
WMALT 2006-6
JP Morgan Series 2006-
CIBC17
Thornburg Mtg Securities
Trust Series 2006-6
Lehman Mortgage Trust Series
2006-9
Washington Mutual
WMALT 2006-7
JP Morgan Series 2006-
LDP7
ZUNI Trust Series 2006-
OA1
Lehman XS Trust Series 2006-1 Washington Mutual
WMALT 2006-8
JP Morgan Series 2006-
LDP8
Lehman XS Trust Series 2006-3 Washington Mutual
WMALT 2006-9
Non-Specific
Transactions
Nominal Trustee
Transactions
Custodian Only Transactions Paying Agent Only
Transactions
Lehman XS Trust Series
2006-8
Lehman XS Trust Series 2006-5
Lehman XS Trust Series
2006-11
Lehman XS Trust Series 2006-7
Lehman XS Trust Series
2006-15
Lehman XS Trust Series 2006-9
Lehman XS Trust Series
2006-19
Lehman XS Trust Series 2006-10N
Lehman XS Trust Series
2006-20
Lehman XS Trust Series 2006-12
Lehman Mortgage Trust
Series 2006-2
Lehman XS Trust Series 2006-13
LB-UBS Comm. Mtge.
Trust Series 2006-C1
Lehman XS Trust Series 2006-17
LB-UBS Comm. Mtge.
Trust Series 2006-C3
Morgan Stanley Series 2006-HE1
LB-UBS Comm. Mtge.
Trust Series 2006-C4
Morgan Stanley Series 2006-HE2
LB-UBS Comm. Mtge.
Trust Series 2006-C6
Morgan Stanley Series 2006-HE3
LB-UBS Comm. Mtge.
Trust Series 2006-C7
Morgan Stanley Series 2006-HE4
Merrill Lynch Series
2006-MLN1
Morgan Stanley Series 2006-HE5
Merrill Lynch Series
2006-OPT1
Morgan Stanley Series 2006-HE6
Merrill Lynch Series
2006-WMC2
Morgan Stanley Series 2006-HE7
Merrill Lynch Series
2006-FF1
Morgan Stanley Series 2006-HE8
Merrill Lynch
Countrywide Series
2006-1
Morgan Stanley HEL Series 2006-
1
Merrill Lynch
Countrywide Series
2006-2
NYMC Series 2006
Merrill Lynch
Countrywide Series
2006-3
SAIL 2006-1
Merrill Lynch
Countrywide Series
2006-4
SAIL 2006-2
Merrill Lynch Series
2006-AHL1
SAIL 2006-3
Merrill Lynch Series
2006-AR1
SAIL 2006-4
Merrill Lynch Series
2006-FM1
SARM 2006-1
Merrill Lynch Series
2006-HE2
SARM 2006-2
Merrill Lynch Series
2006-HE3
SARM 2006-3
Merrill Lynch Series
2006-HE4
SARM 2006-4
Merrill Lynch Series
2006-HE5
SARM 2006-5
Merrill Lynch Series
2006-HE6
SARM 2006-6
Merrill Lynch Series
2006-RM1
SARM 2006-7
Merrill Lynch Series
2006-RM2
SARM 2006-8
Merrill Lynch Series
2006-RM3
SARM 2006-9
Merrill Lynch Series
2006-RM4
SARM 2006-10
Merrill Lynch Series
2006-RM5
SARM 2006-11
Merrill Lynch Series
2006-SD1
SARM 2006-12
Merrill Lynch Series SASCO 2006-BC1
2006-SL1
Merrill Lynch Series
2006-SL2
SASCO 2006-BC2
Merrill Lynch Series
2006-C1
SASCO 2006-BC3
Merrill Lynch Series
2006-C2
SASCO 2006-BC4
Morgan Stanley Capital I
Series 2006-HQ8
SASCO 2006-BC5
Morgan Stanley Capital I
Series 2006-HQ9
SASCO 2006-BC6
Morgan Stanley Capital I
Series 2006-IQ11
SASCO 2006-S1
Morgan Stanley Capital I
Series 2006-IQ12
SASCO 2006-S2
Morgan Stanley Mtg
Loan Trust Series 2006-
4SL
SASCO 2006-S3
Morgan Stanley Mtg
Loan Trust Series 2006-
10SL
SASCO 2006-S4
Morgan Stanley Mtg
Loan Trust Series 2006-
14SL
Sequoia Alternative Loan Trust
Series 2006-1
OWNIT Mortgage Loan
Trust Series 2006-3
OWNIT Mortgage Loan
Trust Series 2006-4
Non-Specific
Transactions
Nominal Trustee
Transactions
Custodian Only Transactions Paying Agent Only
Transactions
OWNIT Mortgage Loan
Trust Series 2006-5
OWNIT Mortgage Loan
Trust Series 2006-6
OWNIT Mortgage Loan
Trust Series 2006-7
SACO I Trust Series
2006-1
SACO I Trust Series
2006-2
SACO I Trust Series
2006-3
SACO I Trust Series
2006-4
SACO I Trust Series
2006-5
SACO I Trust Series
2006-6
SACO I Trust Series
2006-7
SACO I Trust Series
2006-8
SACO I Trust Series
2006-9
SACO I Trust Series
2006-10
SACO I Trust Series
2006-12
SATURNS Series 2006-
1
SATURNS Series 2006-
2
TILES Series 2006-1
Wachovia Bank CMT
Series 2006-C24

Exhibit 33 e)

Management's Assertion of Compliance

Management of Select Portfolio Servicing, Inc., (the "Company") is responsible for assessing compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission.
Management has determined that the servicing criteria are applicable in regards to the servicing platform for the period as follows:

Platform Publicly-issued (i.e., transaction-level reporting initially required under the Securities Exchange Act of
1934, as amended) residential mortgage-backed securities (the "Platform").

Applicable Servicing Criteria: All servicing criteria set forth in 1122(d), to the extent required by the related transaction agreements, or required by the Item 1122(d) servicing criteria in regards to the activities performed by the Company, except for the following criteria: 1122(d)(1)(iii), 1122(d)(3)(i), 1122(d)(3)(ii), 1122(d)(3)(iii),
1122(d)(3)(iv), 1122(d)(4)(i), 1122(d)(4)(ii), 1122(d)(4)(iii) and 1122(d)(4)(xv), which management has determined are not applicable to the activities the Company performs with respect to the Platform (the "Applicable Servicing
Criteria").

Period: Twelve months ended, December 31, 2006 (the "Period").

Third parties classified as vendors: With respect to servicing criteria 1 122(d)(2)(vii), 1 122(d)(4)(ix), 1122
(d)(4)(x), 1122(d) (4)(xi), 1 122(d)(4)(xii) and 1 122(d)(4)(xiii), management has engaged various vendors to perform the activities required by these servicing criteria. The Company's management has determined that these vendors are not considered a "servicer" as defined in Item 1101(j) of Regulation AB, and the Company's management has elected to take responsibility for assessing compliance with the servicing criteria applicable to each vendor as permitted by Interpretation 17.06 of the SEC Division of Corporation Finance Manual of Publicly
Available Telephone Interpretations ("Interpretation 17.06"). As permitted by Interpretation 17.06, management has asserted that it has policies and procedures in place to provide reasonable assurance that the vendor's activities comply in all material respects with the servicing criteria applicable to each vendor. The Company's management is solely responsible for determining that it meets the SEC requirements to apply Interpretation 17.06 for the vendors and related criteria.

With respect to the Platform, the Company's management provides the following assessment of compliance with respect to the Applicable Servicing Criteria:

1 The Company's management is responsible for assessing the Company's compliance with the Applicable
Servicing Criteria as of and for the Period.

2 The Company's management has assessed compliance with the Applicable Servicing Criteria, including servicing criteria for which compliance is determined based on Interpretation 17.06 as described above, as of arid for the Period. In performing this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB.

3 Based on such assessment, as of and for the Period, the Company has complied, in all material respects, with the
Applicable Servicing Criteria.

KPMG LLP, a registered public accounting firm, has issued an attestation report with respect to management's assertion of compliance with the Applicable Servicing Criteria as of and for the Period.

/s/ Matthew L. Hollingsworth
Matthew L. Hollingsworth
Chief Executive Officer
February 27, 2007

Exhibit 33 f)
ASSERTION OF COMPLIANCE WITH APPLICABLE SERVICING CRITERIA

The Bank of New York and The Bank of New York Trust Company, N. A.(collectively, the "Company") provides this platform-level assessment of compliance with the servicing criteria specified in Item 1122(d) of Regulation AB promulgated by the Securities and Exchange Commission.

Management has determined that the following servicing criteria are applicable in regards to the following servicing platform for the following period:

Platform: Publicly-issued (i.e., transaction-level reporting initially required under the
Securities Exchange Act of 1934, as amended) residential mortgage-backed securities and other mortgage-related asset-backed securities issued on or after January 1, 2006 (and like-kind transactions issued prior to January 1, 2006)
for which the Company provides trustee, securities administration, paying agent or custodial services. The platform includes like kind transactions for which the Company provided trustee, securities administrator, paying agent or custodial services as a result of the Company's acquisition as of October 1, 2006 of portions of JPMorgan Chase
Bank, N.A.'s corporate trust business, including structured finance agency and trust transactions.

Applicable Servicing Criteria : All servicing criteria set forth in Item 1122(d), to the extent required by the related transaction agreements as to any transaction, except for the following criteria: 1122 (d) (1)(ii), (iii), (iv), (4) (iv), (v),
(vi), (vii), (viii), (ix), (x), (xi), (xii) and (xiii).

Period: Twelve months ended December 31, 2006.

With respect to the Platform and the Period, the Company provides the following assessment of compliance in respect of the Applicable Servicing Criteria:

The Company is responsible for assessing its compliance with the Applicable Servicing
Criteria.

The Company has assessed compliance with the Applicable Servicing Criteria.

As of December 31, 2006 and for the Period, the Company was in material compliance with the Applicable
Servicing Criteria.

Ernst & Young LLP, an independent registered public accounting firm, has issued an attestation report with respect to the Company's foregoing assessment of compliance.

The Bank of New York
The Bank of New York
The Bank of New York Trust The Bank of New York Trust
Company, N.A. Company, N.A.

/s/: Robert L. Griffin
/s/: Patrick J. Tadie
Robert L. Griffin Patrick J. Tadie
Authorized Signer Authorized Signer

March 1, 2007

Exhibit 33 g)
Management's Assertion
Report on Compliance with Applicable Servicing Criteria Pursuant to Item 1122 of Regulation AB under the Securities Exchange Act of 1934
U.S. Bank National Association ("U.S. Bank") as a party participating in the servicing function for the following transactions:
U.S. Bank Corporate Trust Asset Backed Securities Platform(1)
hereby provides the following report on its assessment of compliance with the servicing criteria set forth in Item
1122 of Regulation AB applicable to it and as described on Exhibit A hereto:

1.
U.S. Bank is responsible for assessing its compliance with the servicing criteria applicable to it as noted on the accompanying Exhibit A;

2.
U.S. Bank used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess its compliance with the applicable servicing criteria ;

3.
U.S. Bank's assessment of its compliance with the applicable servicing criteria is as of and for the period beginning on January 1, 2006 and ending December 31, 2006, the end of the fiscal year covered by the Form 10-K report. U.S. Bank's participation in the servicing function complied in all material respects with the applicable servicing criteria .

4.
Ernst & Young, a registered public accounting firm, has issued an attestation report on
U.S. Bank's assessment of compliance with the applicable servicing criteria as of and for the period beginning on January 1, 2006 and ending December 31, 2006, the end of the fiscal year covered by the Form 10-K report.
U.S. BANK NATIONAL ASSOCIATION
/s/ Bryan R. Calder
Name: Bryan R. Calder
Title: Executive Vice President

Date: February 26, 2007

1 The U.S. Bank Corporate Trust ABS Platform (the "Platform") consists of the activities involved in the performance of servicing functions for (i) publicly issued asset-backed and mortgage-backed transactions the securities of which were offered on or after January 1, 2006 and (ii) certain asset-backed transactions offered prior to January 1, 2006 for which the Issuer has voluntarily elected to make Regulation AB compliant filings under the Securities Exchange Act of 1934, as amended. The Platform does not include transactions comprised of the repackaging of corporate debt and/or other agency securities.

EXHIBIT A to Management's Assertion

Reg AB
Servicing Criteria
Reference

General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.

1122(d)(1)(ii)
If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.

1122(d)(1)(iii)
Any requirements in the transaction agreements to maintain a back-up servicer for the
Pool Assets are maintained.
Not Applicable

1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

Cash Collection and Administration

1122(d)(2)(i)
Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other numb er of days specified in the transaction agreements.

1122(d)(2)(ii)
Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.

1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
Exchange Act.

1122(d)(2)(vi)
Unissued checks are safeguarded so as to prevent unauthorized access.

1122(d)(2)(vii) Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

Investor Remittances and Reporting

1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Co mmission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations;
and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of Pool Assets serviced by the Servicer.

1122(d)(3)(ii)
Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.

1122(d)(3)(iii)
Disbursements made to an investor are posted within two business days to the
Servicer's investor records, or such other number of days specified in the transaction agreements.

1122(d)(3)(iv)
Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

Pool Asset Administration

1122(d)(4)(i)
Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.
Not Applicable

1122(d)(4)(ii)
Pool assets and related documents are safeguarded as required by the transaction agreements
Not Applicable

1122(d)(4)(iii)
Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.

1122(d)(4)(iv)
Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow)
in accordance with the related pool asset documents.
Not Applicable

1122(d)(4)(v)
The Servicer's records regarding the pool assets agree with the Servicer's records with respect to an obligor's unpaid principal balance.
Not Applicable

1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

Not Applicable
1122(d)(4)(vii) Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

Not Applicable

1122(d)(4)(viii) Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

Not Applicable

1122(d)(4)(ix)
Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
Not Applicable

1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.

Not Applicable

1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

Not Applicable

1122(d)(4)(xii) Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

Not Applicable

1122(d)(4)(xiii) Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.

Not Applicable

1122(d)(4)(xiv) Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.

Not Applicable
1122(d)(4)(xv) Any external enhancement or other support, identified in Item 1114(a)(1) through (3)
or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

Exhibit 33 h)

[WELLS FARGO logo]

Wells Fargo Bank, N.A.
Document Custody
1015 10th Avenue SE
Minneapolis, MN 55414

Appendix I

ASSESSMENT OF COMPLIANCE WITH APPLICABLE SERVICING CRITERIA

Corporate Trust Services division of Wells Fargo Bank, National Association (the "Company") is responsible for assessing compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB promulgated by the
Securities and Exchange Commission. The Company has determined that the servicing criteria are applicable in regard to the servicing-platform for the period as follows:

Platform: Publicly-issued (i.e., transaction-level reporting required under the Securities Exchange Act of 1934, as amended) residential mortgage-backed securities and commercial mortgage-backed securities issued on or after
January 1, 2006, for which the Company provides document custody services, excluding any publicly issued transactions issued by any government sponsored entity (the "Platform").

Applicable Servicing Criteria: The servicing criteria set forth in Item 1122(d)(4)(i) and 1122(d)(4)(ii), in regard to the activities performed by the Company with respect to the Platform (the "Applicable Servicing Criteria"). The
Company has determined that all other servicing criteria set forth in Item 1122(d) are not applicable to the Platform.

Period: Twelve months ended December 31, 2006 (the "Period").

With respect to the Platform, the Company provides the following assessment of compliance with respect to the
Applicable Servicing Criteria:

1. The Company is responsible for assessing the Company's compliance with the Applicable Servicing Criteria as of and for the Period.

2. The Company has assessed compliance with the Applicable Servicing Criteria. In performing this assessment, the
Company used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of
Regulation AB.

3. Based on such assessment, as of and for the Period, the Company has complied, in all material respects with the
Applicable Servicing Criteria.

KPMG LLP, a registered public accounting firm, has issued an attestation report with respect to the Company's assessment of compliance as of and for the Period.

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/: Shari L. Gillund
Its: Senior Vice President
Dated:: March 1, 2007
Exhibit 33 i)
Wells Fargo Bank, N.A.
2006 Certification Regarding Compliance with Applicable Servicing Criteria

1.
Wells Fargo Bank, N.A. (the "Servicer") is responsible for assessing its compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB as set forth in Exhibit A hereto in connection with the primary servicing of residential mortgage loans by its Wells Fargo Home Mortgage division, other than the servicing of such loans for Freddie Mac, Fannie Mae, Ginnie Mae, state and local government bond programs, or a Federal Home Loan Bank (the servicing "Platform");

2.
The Servicer has engaged certain vendors (the "Vendors") to perform specific, limited or scripted activities as of and for the year ended December 31, 2006, and the Servicer has elected to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such
Vendors as set forth in Exhibit A hereto, with the exception of those Vendors that have provided their own report on assessment of compliance with servicing criteria, which reports are attached hereto as Exhibit D;

3.
Except as set forth in paragraph 4 below, the Servicer used the criteria set forth in paragraph (d) of Item
1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

4.
The criteria identified as Inapplicable Servicing Criteria on Exhibit A hereto are inapplicable to the
Servicer based on the activities it performs with respect to its Platform;

5.
The Servicer has complied, in all material respects, with the applicable servicing criteria as of and for the year ended December 31, 2006, except as described on Exhibit B hereto;

6.
The Servicer has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of and for the year ended December 31, 2006;

7.
The Servicer has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria for the year ended December 31, 2006;
and

8.
KPMG LLP, a registered public accounting firm, has issued an attestation report on the Servicer's assessment of compliance with the applicable servicing criteria as of and for the year ended December 31,
2006, which attestation report is included on Exhibit C attached hereto.

March 1, 2007
WELLS FARGO BANK, N.A.
By: /s/ Mary C. Coffin
Mary C. Coffin
Executive Vice President
EXHIBIT A
to
Wells Fargo Bank, N.A.'s
2006 Certification Regarding Compliance With Applicable Servicing Criteria

Servicing Criteria Applicable Servicing
Criteria
Inapplicab
le
Servicing
Criteria
Reference Criteria Performed
by
Servicer
Performed
by
Vendor(s)
General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to monitor any
performance or other triggers and events of default in
accordance with the transaction agreements.
X
1122(d)(1)(ii)
If any material servicing activities are outsourced to
third parties, policies and procedures are instituted to
monitor the third party's performance and compliance
with such servicing activities.
X
1122(d)(1)(iii)
Any requirements in the transaction agreements to
maintain a back-up servicer for the mortgage loans are
maintained.
X
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in
effect on the party participating in the servicing
function throughout the reporting period in the amount
of coverage required by and otherwise in accordance
with the terms of the transaction agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on mortgage loans are deposited into the
appropriate custodial bank accounts and related bank
clearing accounts no more than two business days
following receipt, or such other number of days
specified in the transaction agreements.
X
1
X
2
1122(d)(2)(ii)
Disbursements made via wire transfer on behalf of an
obligor or to an investor are made only by authorized
personnel.
X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections,
cash flows or distributions, and any interest or other
fees charged for such advances, are made, reviewed
and approved as specified in the transaction
agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction, such as cash
reserve accounts or accounts established as a form of
overcollateralization, are separately maintained (e.g.,
with respect to commingling of cash) as set forth in the
transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a federally
insured depository institution as set forth in the
transaction agreements. For purposes of this criterion,
"federally insured depository institution" with respect
to a foreign financial institution means a foreign
X
1
A portion of this servicing criteria is performed by a vendor, as set forth in footnote 2 below.
2
A lockbox vendor receives payments, creates transaction files, deposit
s checks, reconciles files to deposit
s and transmit
s the transaction
files to Wells Fargo. See Exhibit D.
financial institution that meets the requirements of Rule
13k-1(b)(1) of the Securities Exchange Act.
1122(d)(2)(vi)
Unissued checks are safeguarded so as to prevent
unauthorized access.
X
3
X
4
3
A portion of this servicing criteria is performed by vendors, as set forth in footnote 4 below.
4
Insurance vendors prepare and safeguard checks on behalf of Wells Fargo. As to one such vendor, see Exhibit D.
Servicing Criteria Applicable Servicing
Criteria
Inapplicab
le
Servicing
Criteria
Reference Criteria Performed
by
Servicer
Performed
by
Vendor(s)
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all
asset-backed securities related bank accounts, including
custodial accounts and related bank clearing accounts.
These reconciliations are (A) mathematically accurate;
(B) prepared within 30 calendar days after the bank
statement cutoff date, or such other number of days
specified in the transaction agreements; (C) reviewed
and approved by someone other than the person who
prepared the reconciliation; and (D) contain
explanations for reconciling items. These reconciling
items are resolved within 90 calendar days of their
original identification, or such other number of days
specified in the transaction agreements.
X
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the
Commission, are maintained in accordance with the
transaction agreements and applicable Commission
requirements. Specifically, such reports (A) are
prepared in accordance with timeframes and other terms
set forth in the transaction agreements; (B) provide
information calculated in accordance with the terms
specified in the transaction agreements; (C) are filed
with the Commission as required by its rules and
regulations; and (D) agree with investors' or the
trustee's records as to the total unpaid principal balance
and number of mortgage loans serviced by the Servicer.
X
1122(d)(3)(ii)
Amounts due to investors are allocated and remitted in
accordance with timeframes, distribution priority and
other terms set forth in the transaction agreements.
X
1122(d)(3)(iii)
Disbursements made to an investor are posted within
two business days to the Servicer's investor records, or
such other number of days specified in the transaction
agreements.
X
1122(d)(3)(iv)
Amounts remitted to investors per the investor reports
agree with cancelled checks, or other form of payment,
or custodial bank statements.
X
Pool Asset Administration
1122(d)(4)(i)
Collateral or security on mortgage loans is maintained
as required by the transaction agreements or related
mortgage loan documents.
X
1122(d)(4)(ii)
Mortgage loan and related documents are safeguarded
as required by the transaction agreements.
X
1122(d)(4)(iii)
Any additions, removals or substitutions to the asset
pool are made, reviewed and approved in accordance
with any conditions or requirements in the transaction
agreements.
X
1122(d)(4)(iv) Payments on mortgage loans, including any payoffs, X
5
X
6
5
A portion of this servicing criteria is performed by a vendor, as set forth in footnote 6 below.
made in accordance with the related mortgage loan
documents are posted to the Servicer's obligor records
maintained no more than two business days after
receipt, or such other number of days specified in the
transaction agreements, and allocated to principal,
interest or other items (e.g., escrow) in accordance with
the related mortgage loan documents.
1122(d)(4)(v)
The Servicer's records regarding the mortgage loans
agree with the Servicer's records with respect to an
obligor's unpaid principal balance.
X
1122(d)(4)(vi)
Changes with respect to the terms or status of an
obligor's mortgage loans (e.g., loan modifications or re-
agings) are made, reviewed and approved by authorized
personnel in accordance with the transaction agreements
and related pool asset documents.
X
Servicing Criteria Applicable Servicing
Criteria
Inapplicab
le
Servicing
Criteria
Reference Criteria Performed
by
Servicer
Performed
by
Vendor(s)
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance
plans, modifications and deeds in lieu of foreclosure,
foreclosures and repossessions, as applicable) are
initiated, conducted and concluded in accordance with
the timeframes or other requirements established by the
transaction agreements.
X
1122(d)(4)(viii)
Records documenting collection efforts are maintained
during the period a mortgage loan is delinquent in
accordance with the transaction agreements. Such
records are maintained on at least a monthly basis, or
such other period specified in the transaction
agreements, and describe the entity's activities in
monitoring delinquent mortgage loans including, for
example, phone calls, letters and payment rescheduling
plans in cases where delinquency is deemed temporary
(e.g., illness or unemployment).
X
1122(d)(4)(ix)
Adjustments to interest rates or rates of return for
mortgage loans with variable rates are computed based
on the related mortgage loan documents.
X
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as
escrow accounts): (A) such funds are analyzed, in
accordance with the obligor's mortgage loan
documents, on at least an annual basis, or such other
period specified in the transaction agreements; (B)
interest on such funds is paid, or credited, to obligors in
accordance with applicable mortgage loan documents
and state laws; and (C) such funds are returned to the
obligor within 30 calendar days of full repayment of the
related mortgage loans, or such other number of days
specified in the transaction agreements.
X
6
A lockbox vendor receives payments, creates transaction files, deposit s checks, reconciles files to deposits and transmits the transaction files to Wells Fargo. See Exhibit D.
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or
insurance payments) are made on or before the related
penalty or expiration dates, as indicated on the
appropriate bills or notices for such payments, provided
that such support has been received by the servicer at
least 30 calendar days prior to these dates, or such other
number of days specified in the transaction agreements.
X
7
X
8
1122(d)(4)(xii)
Any late payment penalties in connection with any
payment to be made on behalf of an obligor are paid
from the Servicer's funds and not charged to the
obligor, unless the late payment was due to the obligor's
error or omission.
X
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted
within two business days to the obligor's records
maintained by the servicer, or such other number of
days specified in the transaction agreements.
X
9
X
10
1122(d)(4)(xiv)
Delinquencies, charge-offs and uncollectible accounts
are recognized and recorded in accordance with the
transaction agreements.
X
1122(d)(4)(xv)
Any external enhancement or other support, identified
in Item 1114(a)(1) through (3) or Item 1115 of
Regulation AB, is maintained as set forth in the
transaction agreements.
X
7
A portion of this servicing criteria is performed by vendors, as set forth in footnote 8 below.
8
Insurance vendors obtain renewal invoices, create disbursement transactions and submit payments to payees. As to one such vendor, see Exhibit D.
9
A portion of this servicing criteria is performed by one or more vendors, as set forth in footnote 10 below.
10
Insurance vendors obtain renewal invoices, create disbursement transactions and submit payments to payees. As to one such vendor, see Exhibit D.
EXHIBIT B
to
Wells Fargo Bank, N.A.'s
2006 Certification Regarding Compliance With Applicable Servicing Criteria

Wells Fargo Bank, N.A. ("Wells Fargo") acknowledges the following material instances of non-compliance with the applicable servicing criteria:
1.
1122(d)(3)(i) - Delinquency Reporting For certain loans sub-serviced by Wells Fargo or for which servicing rights were acquired on a bulk-acquisition basis, Wells Fargo determined that it provided incomplete data to some third parties who use such data to calculate delinquency ratios and determine the status of loans with respect to bankruptcy, foreclosure or real estate owned. The incomplete reporting only affected securitizations that included delinquent loans. Instead of the actual due date being provided for use in calculating delinquencies, the date of the first payment due to the security was provided. Wells Fargo subsequently included additional data in the monthly remittance reports, providing the actual borrower due date and unpaid principal balance, together with instructions to use these new fields if such monthly remittance reports are used to calculate delinquency ratios.
2.
1122(d)(4)(vii) - Notification of Intent to Foreclose Wells Fargo determined that, as required by certain servicing agreements, it did not provide investors with prior notification of intent to foreclose. While investors received monthly delinquency status reports that listed loans in foreclosure, such reports were received after such loans had been referred to an attorney. A new process is being implemented to send such notifications if contractually required, unless an investor opts out in writing.